                                                                EXHIBIT 10.14(c)

                      FIRST AMENDMENT TO PLEDGE AGREEMENT



          THIS FIRST AMENDMENT TO PLEDGE AGREEMENT (this "Amendment") is made and dated as of March 29, 1996 is executed by CINEMARK USA, INC., a Texas corporation (the "Company") and the undersigned pledgors (each a "Pledgor" and collectively, the "Pledgors") for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as collateral agent ("Agent"), and amends that certain Pledge Agreement dated as of February 14, 1996, among the Company, the Pledgors and the Agent (the "Pledge Agreement").

                                    RECITALS

          The parties to the Pledge Agreement desire to amend Schedule 1 thereto to reflect the current amount and ownership of the Pledged Shares.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1. Terms. All terms used herein shall have the same meanings as in the Pledge Agreement unless otherwise defined herein. All references to the Pledge Agreement shall mean the Pledge Agreement as hereby amended.

          2. Amendments to Pledge Agreement. Schedule 1 to the Pledge Agreement is hereby deleted and a new Schedule 1 in the form attached to this Amendment is inserted in lieu thereof.

          3. Representations and Warranties. The Company and each Pledgor severally represents and warrants as to himself or itself as follows:

          3.1 Binding Obligation. This Amendment is a legal, valid and binding agreement of the Company and such Pledgor, enforceable against the Company and such Pledgor in accordance with its terms, except where enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the application of general principles of equity.

          3.2 Due Authorization. The execution, delivery and performance of this Amendment are within the corporate or trust power of, as applicable, the Company and each Pledgor which is not a natural person, have been duly authorized by, and are not in conflict with the terms of any charter, by-laws, trust instrument or other organization papers, as applicable, of, the Company and such Pledgor.

          3.3 No Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance or enforcement by the Company or such Pledgor of this Amendment.





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          3.4  Incorporation of Certain Representations.  The representations and warranties of the Company set forth in Section 3 of the Pledge Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.5 Stock Ownership. Schedule 1 hereto constitute a complete listing of all stock constituting Pledged Shares.

          3.6 Default. No default under the Pledge Agreement has occurred and is continuing.

          4.   Miscellaneous.

          4.1 Effectiveness of the Pledge Agreement. Except as hereby expressly amended, the Pledge Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects on and as of the date hereof.

          4.2 Waivers. This Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Pledge Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Pledge Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under the Pledge Agreement or any agreement, contract, indenture, document or instrument mentioned in the Pledge Agreement, constitute a waiver of any other default of the same or of any other term or provision.

          4.3 Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until the Company, the Pledgors and the Agent shall have signed a copy hereof, and the Banks shall have executed the consent, whether the same or counterparts, and the same shall have been delivered to the Agent.

          4.4 Jurisdiction. This Amendment shall be governed by and construed under the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                              CINEMARK USA, INC.


                              By:  /s/ Jeffrey J. Stedman
                                   -----------------------------
                              Title: Vice President





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
                                   PLEDGORS:



                              /s/ Lee Roy Mitchell
                              -------------------------------------
                              Lee Roy Mitchell


                              /s/ Tandy Mitchell
                              -------------------------------------
                              Tandy Mitchell, Spouse of
                              Lee Roy Mitchell


                              MITCHELL SPECIAL TRUST

                              MITCHELL GRANDCHILDREN TRUST
                               FOR LASEY MARIE LEE

                              MITCHELL GRANDCHILDREN TRUST
                               FOR ASHLEY ANN LEE

                              MITCHELL GRANDCHILDREN TRUST
                               FOR CRYSTAL LEE ROBERTS

                              MITCHELL GRANDCHILDREN TRUST
                               FOR CASSIE ANN ROBERTS

                              MITCHELL GRANDCHILDREN TRUST
                               FOR SKYLER KAYE MITCHELL


                              By:  /s/ Lee Roy Mitchell
                                   --------------------------------
                                   Trustee


                              By:  /s/ Don Hart
                                   --------------------------------
                                   Trustee





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

Agreed to:

BANK OF AMERICA NATIONAL TRUST
   AND SAVINGS ASSOCIATION, as Agent


By:  /s/ David Price
     -------------------------------
         David Price
        Vice President





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
                              CONSENT OF BANKS TO
                      FIRST AMENDMENT TO PLEDGE AGREEMENT



       The undersigned Banks party to that certain Credit Agreement dated as of February 14, 1996 among the Company, the Banks and Bank of America National Trust and Savings Association, as agent for such Banks, hereby consent to the foregoing First Amendment to Pledge Agreement dated as of March 29, 1996 amending that certain Pledge Agreement dated as of February 14, 1996, among the parties thereto.

Dated:  March 29, 1996


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Bank


                              By: /s/ Scott Faber
                                  -----------------------------
                                         Scott Faber
                                        Vice President


                              NATIONSBANK OF TEXAS, N.A.


                              By: /s/ Jay Tweed
                                  -----------------------------
                              Title: Vice President


                              CIBC INC.


                              By: /s/ D. Strek
                                  -----------------------------
                              Title: Vice President





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


                              THE BANK OF NEW YORK


                              By: /s/ Juyh Matteo
                                  -----------------------------
                              Title: Vice President


                              THE FIRST NATIONAL BANK OF BOSTON


                              By: /s/ Matthew Murphy
                                  -----------------------------
                              Name:  Matthew Murphy
                              Title: Vice President


                              COMERICA BANK - TEXAS


                              By: /s/ Susan Raher
                                  -----------------------------
                              Name:  Susan Raher
                              Title: Vice President


                              NATWEST BANK N.A.


                              By: /s/ Eric Meyer
                                  -----------------------------
                              Name:  Eric Meyer
                              Title: Vice President





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



                               AMENDED SCHEDULE 1
                                       TO
                                PLEDGE AGREEMENT




Attached to and forming a part of that certain Pledge Agreement dated as of February 14, 1996 made by the Company and the Pledgors named therein to Bank of America National Trust and Savings Association, as Agent

                                                          % of Total
                                                          Outstanding
                                                 No. of   Capital Stock
Pledgors                   Cert. No.    Class    Shares     in Class
Lee Roy Mitchell              38          A       1,500     100.000%

Lee Roy Mitchell              31          B       3,854       2.188%

Mitchell Special Trust        32          B      14,667       8.325%

Mitchell Grandchildren
Trust for Crystal Lee
Roberts                       33          B         254        .144%

Mitchell Grandchildren
Trust for Cassie Ann
Roberts                       34          B         254        .144%

Mitchell Grandchildren
Trust for Lasey Marie Lee     35          B         254        .144%

Mitchell Grandchildren
Trust for Ashley Ann Lee      36          B         254        .144%

Mitchell Grandchildren
Trust for Skyler Kaye
Mitchell                      37          B         254        .144%

Lee Roy Mitchell              43          B      73,833      41.910%



TOTAL CLASS A COMMON STOCK PLEDGED:   1,500
TOTAL CLASS B COMMON STOCK PLEDGED:  93,624





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